UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2006
Date of Report
(Date of earliest event reported)

SCIENTIFIC TECHNOLOGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Oregon	0-12254	77-0170363
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6550 Dumbarton Circle
Fremont, CA    94555
(Address of principal executive offices including zip code)

(510) 608-3400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

     On April 25, 2006, Scientific Technologies Incorporated entered into an Agreement and Plan of Merger with a wholly-owned U.S. subsidiary of Omron Corporation, a Japanese corporation. Pursuant to the merger agreement, Omron will acquire STI by first acquiring all of the outstanding capital stock of STI's parent company, followed by the merger of such parent company with and into STI, with STI continuing as the surviving corporation after the merger. STI has also entered into a definitive agreement with an entity owned by certain of STI's directors, officers and indirect shareholders, pursuant to which, immediately prior to the sale and merger, STI will sell to such entity all of the assets and liabilities related to STI's automation products group business. These transactions are subject to various customary closing conditions. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated April 25, 2006.

Additional Information and Where to Find It

     Scientific Technologies Incorporated ("STI" or the "Company") intends to file a proxy statement in connection with the proposed transactions, a copy of which will be mailed to the shareholders of STI. STI's Shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the proposed transactions. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission (the "SEC") at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by STI by going to STI's Investor Relations page on its corporate website at www.sti.com/financial/index.htm, by contacting STI in writing at 6550 Dumbarton Circle, Fremont, California 94555 or by calling STI at (510) 608-3400. In addition to the proxy statement, STI files annual, quarterly and current reports, proxy statements and other information with the SEC. A copy any such reports, statements or other information filed by the Company are available at the SEC public reference rooms. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Company's SEC filings are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

     In addition, STI and its officers and directors may be deemed to be participants in the solicitation of proxies from STI's shareholders with respect to the proposed transactions. A description of any interests that STI's officers and directors have in the acquisition will be available in the proxy statement. Information concerning STI's directors and executive officers is set forth in STI's definitive proxy statement for its 2005 Annual Meeting of Shareholders filed with the SEC on April 25, 2005. Updated information about STI's directors and executive officers will be included in the proxy statement that STI intends to file in connection with this transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2006	Scientific Technologies Inc.
By: /s/ Joseph J. Lazzara Joseph J. Lazzara Chief Executive Officer

SCIENTIFIC TECHNOLOGIES INC.
FORM 8-K
INDEX TO EXHIBITS

      Also provided in PDF format as a courtesy.
Exhibit	Description
99.1	Press Release dated April 25, 2006.